UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2018

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV U.S. Managed Volatility Fund, Institutional Class Shares, the S&P 500 Index (the “Benchmark”) and the MSCI USA Minimum Volatility Index for the trailing periods ended October 31, 2018 were as follows:

	One Year	Three Years	Since Inception
LSV U.S. Managed Volatility Fund,
Institutional Class Shares*	8.16%	9.57%	8.58%
Benchmark:
S&P 500 Index	7.35	11.52	9.97
Volatility Index
MSCI USA Minimum Volatility Index	8.20	10.94	10.90

* Periods longer than one year are annualized; inception date is June 25, 2014; net of fees.

Institutional Class Shares performance as of 9/30/18: 13.08% (1 year) and 9.59% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Periods longer than one year are annualized; inception date 6/25/14.

The U.S equity market as represented by the S&P 500 finished up 7.35% for the twelve months ending October 31, 2018. Low volatility stocks outperformed over the period as the MSCI USA Minimum Volatility Index was up 8.20% . Value stocks broadly underperformed—the Russell 1000 Value Index gained 3.03% while the Russell 1000 Growth Index was up 10.71% . The LSV U.S. Managed Volatility Fund, Institutional Class Shares, advanced 8.16% . Despite recent turbulence in October, U.S. equities have generally been stable over the last twelve months thanks to supportive economic fundamentals and strong corporate earnings. From a sector perspective, Consumer Discretionary and Technology stocks outperformed while Materials, Industrials and Financials lagged.

The LSV U.S. Managed Volatility Fund holds securities that are believed to have less volatility than the overall equity markets and high expected returns based on LSV’s quantitative alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

Performance attribution indicates that stock selection contributed positively to the Fund’s relative returns while sector selection detracted. From a stock selection perspective, lower volatility, deep value stocks within the Health Care and Industrials sectors performed particularly well and our holdings outperformed. From a sector perspective, the bulk of the excess return detraction came from our underweight position in the Technology sector and overweight to Utilities stocks. Top individual contributors included not holding Facebook and General Electric as well as overweight positions in Target, Cisco, Eli Lilly and Pfizer. The main individual detractors included overweights to Sanderson Farms, Tyson Foods and IBM as well as not holding Microsoft, Amazon and Netflix.

In the short period since the Fund’s inception since June 25, 2014, low volatility equity strategies have performed well relative to the broad market indices and are trading at premiums relative to the market and their history. However, given LSV’s emphasis on attractive valuations, the LSV U.S. Managed Volatility Fund is trading at a deep discount relative to the benchmark and the Volatility Index while at the same time offering less volatility than the market.

The Fund’s is currently trading at 13.3x forward earnings compared to 16.6x for the S&P 500, 2.4x book value compared to 3.2x for the benchmark and 9.1x cash flow compared to 13.0x for the S&P 500. The Fund is overweight the Utilities and Consumer Staples sectors while underweight the Industrials and Consumer Discretionary sectors.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principle.

Volatility Ratio is a technical indicator use to identify price ranges and breakouts. The volatility ratio uses a true price range to determine a stock’s true trading range and is able to identify situations where the price has moved out of this true range.

Alpha refers to a percentage measuring how the portfolio of fund performed compared to the benchmark index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Standard Deviation measures the return in a fund is deviating from the expected returns based on its historical performance.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) , with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $100,000 Investment in the

LSV U.S. Managed Volatility Fund, Institutional Class Shares, versus the S&P 500 Index (Unaudited)

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1) The LSV U.S. Managed Volatility Fund commenced operations on June 25, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2018

Sector Weightings (Unaudited) †:

† Percentages are based on total investments.

Schedule of Investments

LSV U.S. Managed Volatility Fund

	Shares	Value (000)
Common Stock (99.4%)
Aerospace & Defense (0.9%)
United Technologies	5,700	$708

Agricultural Products (0.6%)
Ingredion	5,300	536

Automotive (0.8%)
Cooper-Standard Holdings*	3,300	306
Toyota Motor ADR	2,900	339

		645

Automotive Retail (1.0%)
AutoZone*	800	587
Murphy USA*	3,300	266

		853

Banks (3.8%)
Bank of Montreal	9,400	703
Bank of Nova Scotia	4,100	220
Canadian Imperial Bank of Commerce	6,900	596
National Bank of Canada	4,700	213
PNC Financial Services Group	4,600	591
Toronto-Dominion Bank	7,700	427
US Bancorp	8,200	429

		3,179

Biotechnology (1.7%)
Amgen	4,800	926
Gilead Sciences	7,600	518

		1,444

Cable & Satellite (1.8%)
Cogeco Communications	6,400	314
Comcast, Cl A	31,500	1,201

		1,515

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Chemicals (0.6%)
Eastman Chemical	6,720	$527

Commercial Services (0.9%)
Sykes Enterprises*	8,400	257
Western Union	27,700	500

		757

Computers & Peripherals (0.5%)
Canon ADR	13,800	389

Computers & Services (4.3%)
Apple	11,900	2,604
Oracle	19,100	933

		3,537

Consumer Staples (0.7%)
Kimberly-Clark	5,200	542

Drug Retail (2.4%)
CVS Health	6,300	456
Walgreens Boots Alliance	19,600	1,564

		2,020

Electrical Components & Equipment (0.7%)
Eaton	7,800	559

Electrical Services (10.1%)
Ameren	14,500	936
American Electric Power	6,100	447
Edison International	11,300	784
Entergy	20,900	1,755
Exelon	39,100	1,713
FirstEnergy	35,700	1,331
Public Service Enterprise Group	26,500	1,416

		8,382

Environmental & Facilities Services (2.3%)
Republic Services, Cl A	14,200	1,032
Waste Management	9,700	868

		1,900

Food, Beverage & Tobacco (4.9%)
Altria Group	16,400	1,067
JM Smucker	11,300	1,224
Kellogg	14,500	949
Tyson Foods, Cl A	13,400	803

		4,043

General Merchandise Stores (3.6%)
Canadian Tire, Cl A	4,000	450
Dollar General	2,400	267
Target	27,000	2,258

		2,975

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2018

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Health Care Facilities (1.3%)
HCA Holdings	8,200	$1,095

Health Care REIT’s (1.1%)
Medical Properties Trust	20,800	309
National Health Investors	2,900	213
Senior Housing Properties
Trust	25,500	410

		932

Health Care Services (0.4%)
Express Scripts Holding*	3,100	301

Homefurnishing Retail (0.1%)
Bed Bath & Beyond	3,500	48

Hotel & Resort REIT’s (0.4%)
Apple Hospitality	22,100	357

Insurance (7.7%)
Aflac	21,800	939
Allstate	16,200	1,551
American Financial Group	3,600	360
Axis Capital Holdings	5,400	301
Berkshire Hathaway, Cl B*	10,100	2,073
Loblaw	10,100	505
Travelers	5,400	676

		6,405

IT Consulting & Other Services (3.1%)
Amdocs	23,300	1,474
International Business Machines	9,500	1,097

		2,571

Machinery (0.7%)
Allison Transmission Holdings	14,000	617

Metal & Glass Containers (0.3%)
Crown Holdings*	6,500	275

Mortgage REIT’s (2.3%)
Annaly Capital Management	107,500	1,061
Chimera Investment	23,700	441
Starwood Property Trust	19,000	413

		1,915

Multimedia (0.7%)
Walt Disney	5,300	609

Office REIT’s (0.6%)
Piedmont Office Realty Trust, Cl A	25,200	454

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Paper Packaging (0.9%)
Sonoco Products	13,900	$759

Petroleum & Fuel Products (3.1%)
ExxonMobil	16,600	1,323
Phillips 66	4,000	411
Valero Energy	9,300	847

		2,581

Pharmaceuticals (11.8%)
Eli Lilly	13,200	1,431
GlaxoSmithKline ADR	14,900	582
Johnson & Johnson	19,100	2,674
Merck	24,300	1,789
Pfizer	66,100	2,846
Sanofi ADR	10,200	456

		9,778

Reinsurance (1.1%)
Everest Re Group	2,500	545
Reinsurance Group of America, Cl A	2,700	384

		929

Retail (5.0%)
Kohl’s	5,000	379
Kroger	27,600	821
Sally Beauty Holdings*	23,500	419
Walmart	25,500	2,557

		4,176

Retail REIT’s (0.6%)
Retail Properties of America, Cl A	38,200	469

Semi-Conductors/Instruments (2.9%)
Intel	43,600	2,044
KLA-Tencor	3,600	330

		2,374

Specialized REIT’s (0.6%)
Omega Healthcare Investors	15,900	530

Technology Distributors (0.0%)
SYNNEX	1	—

Telephones & Telecommunications (12.1%)
AT&T	42,700	1,310
China Telecom ADR	12,200	572
Cisco Systems	52,400	2,397
Corning	18,500	591
F5 Networks*	4,900	859
Motorola Solutions	11,100	1,361
Nippon Telegraph & Telephone ADR	18,100	733

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2018

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Telephones & Telecommunications (continued)
Verizon Communications	39,200	$2,238

		10,061

Wireless Telecommunication Services (1.0%)
China Mobile ADR	17,400	809

TOTAL COMMON STOCK
(Cost $74,670)		82,556

	Face Amount (000)
Repurchase Agreement (0.4%)
Morgan Stanley 1.970%, dated 10/31/18, to be repurchased on 11/01/18, repurchased price $307 (collateralized by various U.S. Treasury Notes, par values ranging from $0 - $205, 1.750% - 2.750%, 12/15/20 - 04/30/24; with a total market value of $313)	$307	307

TOTAL REPURCHASE AGREEMENT
(Cost $307)		307

Total Investments – 99.8%
(Cost $74,977)		$82,863

Percentages are based on Net Assets of $83,037 (000).

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$82,556	$—	$—	$82,556
Repurchase Agreements	—	307	—	307
Total Investments in Securities	$82,556	$307	$—	$82,863

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000) October 31, 2018

LSV U.S. Managed Volatility Fund
Assets:
Investments at Value (Cost $74,977)	$82,863
Foreign Currency, at Value (Cost $147)	146
Dividends and Interest Receivable	84
Reclaim Receivable	2
Prepaid Expenses	16
Total Assets	83,111
Liabilities:
Payable due to Investment Adviser	29
Payable for Investment Securities Purchased	16
Payable due to Transfer Agency	9
Payable for Printing	5
Payable due to Administrator	4
Payable due to Custodian	4
Payable due to Distributor	1
Payable due to Trustees	—
Payable due to Income Distributions	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	6
Total Liabilities	74
Net Assets	$83,037

Net Assets Consist of:
Paid-in Capital	$70,191
Total distributable gain	12,846
Net Assets	$83,037

Net Asset Value, Offering and Redemption Price Per Share —
Institutional Class Shares ($79,556 ÷ 6,088,401 shares)(1)	$13.07

Net Asset Value, Offering and Redemption Price Per Share —
Investor Class Shares ($3,481 ÷ 266,726 shares)(1)	$13.05

(1)	Shares have not been rounded.

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000) For the year ended October 31, 2018

LSV U.S. Managed Volatility Fund
Investment Income:
Dividend Income	$2,417
Interest Income	5
Foreign Taxes Withheld	(36)
Total Investment Income	2,386
Expenses:
Investment Advisory Fees	389
Administration Fees	48
Distribution Fees - Investor Class	15
Trustees’ Fees	2
Chief Compliance Officer Fees	1
Transfer Agent Fees	56
Registration and Filing Fees	35
Custodian Fees	19
Professional Fees	6
Printing Fees	2
Insurance and Other Fees	7
Total Expenses	580
Less: Waiver of Investment Advisory Fees	(89)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	491
Net Investment Income	1,895
Net Realized Gain on Investments	3,522
Net Realized Loss on Foreign Currency Transactions	(6)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,297
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	3
Net Realized and Unrealized Gain on Investments	4,816
Net Increase in Net Assets Resulting from Operations	$6,711

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000) For the year ended October 31,

	LSV U.S. Managed Volatility Fund
	2018	2017
Operations:
Net Investment Income	$1,895	$1,773
Net Realized Gain on Investments and Foreign Currency Transactions	3,516	1,679
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	1,300	5,973
Net Increase in Net Assets Resulting from Operations	6,711	9,425
Distributions (1)
Institutional Class Shares	(3,321)	(1,267)
Investor Class Shares	(294)	(7)
Total Distributions	(3,615)	(1,274)
Capital Share Transactions:
Institutional Class Shares:
Issued	6,000	12,878
Reinvestment of Dividends and Distributions	3,166	1,239
Redeemed	(8,187)	(115)
Net Increase from Institutional Class Shares Transactions	979	14,002
Investor Class Shares:
Issued	1,073	9,981
Reinvestment of Dividends and Distributions	295	7
Redeemed	(5,747)	(3,255)
Net Increase (Decrease) from Investor Class Shares Transactions	(4,379)	6,733
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(3,400)	20,735
Total Increase (Decrease) in Net Assets	(304)	28,886
Net Assets:
Beginning of Year	83,341	54,455
End of Year(2)	$83,037	$83,341

Shares Transactions:
Institutional Class:
Issued	477	1,106
Reinvestment of Dividends and Distributions	249	107
Redeemed	(656)	(10)
Total Institutional Class Share Transactions	70	1,203
Investor Class:
Issued	85	869
Reinvestment of Dividends and Distributions	23	1
Redeemed	(453)	(277)
Total Investor Class Share Transactions	(345)	593
Net Increase (Decrease) in Shares Outstanding	(275)	1,796

Amounts designated as “—” are $0 or have been rounded to $0.

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to confirm with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed (distributed in excess) net investment income $1,537, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV U.S. Managed Volatility Fund
Institutional Class Shares
2018	$12.57	$0.28	$0.73	$1.01	$(0.28)	$(0.23)	$(0.51)	$13.07	8.16%	$79,556	0.55%	0.65%	2.21%	28%
2017	11.26	0.28	1.28	1.56	(0.20)	(0.05)	(0.25)	12.57	14.05	75,656	0.55	0.69	2.37	19
2016	10.82	0.27	0.43	0.70	(0.19)	(0.07)	(0.26)	11.26	6.63	54,239	0.55	0.88	2.45	12
2015	10.49	0.22	0.16	0.38	(0.05)	—	(0.05)	10.82	3.64	26,387	0.55	1.19	2.00	10
2014**	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	2,098	0.55	6.96	1.95	3
Investor Class Shares
2018	$12.56	$0.25	$0.72	$0.97	$(0.25)	$(0.23)	$(0.48)	$13.05	7.83%	$3,481	0.80%	0.90%	1.99%	28%
2017	11.24	0.26	1.29	1.55	(0.18)	(0.05)	(0.23)	12.56	13.95	7,685	0.80	0.94	2.15	19
2016	10.80	0.24	0.43	0.67	(0.16)	(0.07)	(0.23)	11.24	6.38	216	0.80	1.15	2.22	12
2015	10.48	0.20	0.16	0.36	(0.04)	—	(0.04)	10.80	3.50	211	0.80	1.48	1.79	10
2014**	10.00	0.06	0.42	0.48	—	—	—	10.48	4.80	36	0.80	7.18	1.80	3

**	Commenced operations on June 25, 2014. All ratios for the period have been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period indicated.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements October 31, 2018

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 funds. The financial statements herein are those of the LSV U.S. Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At October 31, 2018, there were no securities valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs

Notes to Financial Statements October 31, 2018

may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income

— Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts

(REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Morgan Stanley	$307	$307	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Notes to Financial Statements October 31, 2018

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2018, the Fund paid $48,103 for these Services

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for the Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2018, the Fund incurred $15,474 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2018, the Fund earned $43 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fees waivers and/or expense reimbursements to a maximum of 0.55% and 0.80% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2019.

Notes to Financial Statements October 31, 2018

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2018, were as follows (000):

Purchases
Other	$23,517
Sales
Other	$27,390

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain loss or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency exchange gain (loss) and investments in REITs have been reclassified to (from) the following accounts (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$29	$(29)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2018 and 2017 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2018	$2,353	$1,262	$3,615
2017	1,104	170	1,274

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,474
Unrealized Long-Term Capital Gain	3,487
Unrealized Appreciation	7,885

Total Distributable Earnings	$12,846

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2018.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2018, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$74,976	$11,011	$(3,126)	$7,885

8.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Volatility Risk — Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

Notes to Financial Statements October 31, 2018

Medium and Smaller Capitalization Risk — The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Style Risk — Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

9. Other:

At October 31, 2018, 81% of total shares outstanding for the Institutional Class Shares were held by four record shareholders owning 10% or greater of the aggregate total shares outstanding. At October 31, 2018, 98% of total shares outstanding for the Investor Class Shares were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. These were comprised of mostly omnibus accounts.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains, otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Net Investment Income
Institutional Class Shares	$(1,012)
Investor Class Shares	(6)
Net Realized Gains
Institutional Class Shares	$(255)
Investor Class Shares	(1)

11.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of LSV U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, of LSV U.S. Managed Volatility Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from June 25, 2014 (commencement of operations) through October 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period June 25, 2014 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LSV Asset Management investment companies since 2005.

Philadelphia, Pennsylvania

December 28, 2018

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
LSV U.S. Managed Volatility Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,058.30	0.55%	$2.85
Investor Class Shares	1,000.00	1,056.70	0.80	4.15

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80
Investor Class Shares	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
Interested Trustees3 4
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments— Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
Interested Trustees3 4
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in- house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Tracie E. Ahern (Born: 1968)	Trustee (since 2018)

Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.	None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
OFFICERS (Continued)
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

NOTICE TO SHAREHOLDERS

OF

LSV U.S. MANAGED VOLATILITY FUND

(Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends (5)
34.93%	65.07%	100%	76.21%	86.40%	0.00%	0.00%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV U.S. Managed Volatility Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Shareholder Voting Results (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV US Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-009-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.